                                                                     EXHIBIT 4.1

                                      BEI
                            BEI TECHNOLOGIES, INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                    SHARES
SEE REVERSE FOR CERTAIN DEFINITIONS AND A STATEMENT AS TO RIGHTS, PREFERENCES,
                      PRIVILEGES AND RESTRICTIONS, IF ANY

                               CUSIP 05538P 10 4

This Certifies that



is the record holder of

             FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE, OF

                            BEI TECHNOLOGIES, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated
                               [CORPORATE SEAL]
        /s/ Robert R. Corr                         /s/ Charles Crocker
        SECRETARY                                  PRESIDENT

COUNTERSIGNED AND REGISTERED:
          CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                          TRANSFER AGENT AND REGISTRAR

BY

                                    AUTHORIZED SIGNATURE

                            BEI TECHNOLOGIES, INC.
   A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.
  This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between BEI Technologies, Inc (the "Company") and ChaseMellon Shareholder Services, L.L.C. as Rights Agent (the "Rights Agent"), dated as of _________, 1997, as amended from time to time (the Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and certain related persons, whether currently held by or on behalf of such Person or by any subsequent holder, shall become null and void.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                      UNIF GIFT MIN ACT -- ..............CUSTODIAN ..................
TEN ENT -- as tenants by the entireties                                       (Cust)                     (Minor)
JT TEN  -- as joint tenants with rights of                                under Uniform Gifts to Minors
           survivorship and not as tenants                                Act ......................................
           in common                                                                        (State)
                                                     UNIF TRF MIN ACT  -- .........Custodian (until age.............)
                                                                           (Cust)
                                                                          ..............Under Uniform Transfers
                                                                              (Minor)
                                                                          to Minors Act ............................
                                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

-------------------------------------------------------------------------------

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-------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________


                                    X _________________________________________

                                    X _________________________________________

                        NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By ___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15


AMERICAN BANK NOTE COMPANY    SEPT. 2, 1997 se
3504 ATLANTIC AVENUE
SUITE 12                      052320bk
LONG BEACH, CA 90807
(562) 989-2333                Proof (INITIALS) REV.3
(FAX) (562)426-7450